                                                                       EXHIBIT 1


                         Consent of Independent Auditors


         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Equitable Resources, Inc. Employee Stock Purchase Plan of our report dated March 3, 2000, with respect to the financial statements of the Equitable Resources, Inc. Employee Stock Purchase Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.




                                                      /s/ Ernst & Young LLP
                                                 -------------------------------
                                                          Ernst & Young LLP





Pittsburgh, Pennsylvania
March 3, 2000


                                       8